Exhibit 4.1

Number Hqy healthequity, Inc. Incorporated under the laws of the state of Delaware cusip 42226a 10 7 shares see reverse for certain definitions This certifies that specimen is the record holder of Fully paid and non-assessable shares of the common stock, $0.0001 par value per share, of Healthequity, inc. Transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the transfer agent and registrar. Witness the facsimile signatures of the corporation’s duly authorized officers. Dated: Countersigned and registered: American stock transfer & trust company, llc (Brooklyn, ny) Transfer agent and registrar By: authorized signature President secretary © Security-columbian united states banknote company 1960

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT	– Custodian
TEN ENT	– as tenants by the entireties		(Cust) (Minor)
JT TEN	– as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                                                                                                                                             Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

x

x
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.